UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2023

Barings Private Credit Corporation
(Exact name of registrant as specified in its charter)

Maryland	814-01397	86-3780522
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 South Tryon Street, Suite 2500 Charlotte, North Carolina	28202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 805-7200

N/A
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act: None.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 14, 2023, Barings Private Credit Corporation (the “Company”) entered into the First Amendment to that certain Senior Secured Revolving Credit Agreement (the “First Amendment”), which amends that certain Senior Secured Revolving Credit Agreement, dated as of March 6, 2023 (the “Senior Secured Revolving Credit Agreement”). The parties to the First Amendment include the Company, as Borrower, the subsidiary guarantors party thereto solely with respect to Section 5.9 therein, the lenders party thereto and Sumitomo Mitsui Banking Corporation, as Administrative Agent. The First Amendment, among other things, (i) increases the total facility amount from $165,000,000 to $215,000,000, including an initial term commitment of $25,000,000, (ii) converts a portion of the existing revolver availability into term loan availability and (iii) replaces the interest rate benchmark for Borrowings (as defined in the First Amendment) denominated in Canadian Dollars from CDOR to CORRA, which includes a credit spread adjustment of 0.29547% for one-month tenor Borrowings and 0.32138% for three-month tenor Borrowings.

The foregoing description is only a summary of certain of the provisions of the First Amendment and the Senior Secured Revolving Credit Agreement and is qualified in its entirety by reference to a copy of the First Amendment, which is filed as Exhibit 10.2 to this Current Report on Form 8-K, and the Senior Secured Revolving Credit Agreement, which is incorporated by reference as Exhibit 10.1 to this Current Report on Form 8-K, each of which is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in this Current Report on Form 8-K set forth under Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1
Senior Secured Revolving Credit Agreement, by and among the Company, as borrower, Sumitomo Mitsui Banking Corporation, as administrative agent, lead arranger and sole bookrunner, and lenders from time to time party thereto, dated March 6, 2023 (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 8, 2023 and incorporated herein by reference).

10.2
First Amendment to Senior Secured Revolving Credit Agreement, by and among the Company, as borrower, the subsidiary guarantors party thereto solely with respect to Section 5.9 therein, the lenders party thereto and Sumitomo Mitsui Banking Corporation, as administrative agent, dated December 14, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Barings Private Credit Corporation

Date: December 19, 2023	By:	/s/ Elizabeth Murray
Elizabeth Murray
Chief Financial Officer and Chief Operating Officer